SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2013

USA SYNTHETIC FUEL CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	000-54044	13-3995258
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation or Organization)		Identification Number)

312 Walnut Street, Suite 1600, Cincinnati, Ohio 45202
(Address of principal executive office)

Registrant's telephone number, including area code: (513) 762-7870

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Director of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual Meeting of Stockholders of USA Synthetic Fuel Corporation (the “Company”) held on November 14, 2013, the Company’s stockholders approved the USA Synthetic Fuel Corporation 2013 Stock Incentive Plan (the “Plan”). The Plan had previously been approved by the Company’s board of directors, subject to stockholder approval.

The Plan provides for the award of stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards, dividend equivalents or other stock-based grants to eligible employees, officers, consultants, independent contractors or directors providing services to the Company. Awards under the Plan may qualify for the performance-based compensation exemption under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). The Code permits the Company to deduct “qualified performance-based compensation” in excess of $1.0 million in any taxable year to senior executive officers.

A more complete description of the terms of the Plan can be found in “Proposal 5 – Approval of the USA Synthetic Fuel Corporation 2013 Stock Incentive Plan” (pages 15 through 18) and Appendix A (pages 25 through 36) of the Company’s proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on October 28, 2013.

Item 5.07 Submission of Matters to a Vote of Security Holders

USA Synthetic Fuel Corporation (the “Company”) held its Annual Meeting on November 14, 2013.  At the Annual Meeting, five proposals were submitted to, and approved by, the stockholders of the Company. The proposals are described in detail in the Company’s proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on October 28, 2013.  Set forth below are the final voting results for each of the proposals submitted to a vote of the stockholders:

				Broker
	Votes For	Votes Against	Abstentions	Non-Votes
1. Election of Directors
Harry H. Graves	44,885,761	40,208	-	2,814,538
J. Bradley Davis	44,885,761	40,208	-	2,814,538
John P. Proctor	44,885,761	40,208	-	2,814,538
William J. Weyand	44,885,761	40,208	-	2,814,538
Dr. Steven C. Vick	44,885,761	40,208	-	2,814,538
Ernest K. Jacquet	44,885,761	40,208	-	2,814,538
James R. Treptow	44,885,761	40,208	-	2,814,538

2. Ratify the appointment of BDO USA, LLP	47,719,079	21,428	-	-
3. Advisory vote on executive compensation	43,758,956	37,851	1,129,162	2,814,538
5. Ratification and approval of 2013 Stock Incentive Plan	44,852,074	30,045	43,850	2,814,538

	Every	Every	Every		Broker
	1 Year	2 Years	3 Years	Abstain	Non-Votes
4. Frequency of advisory vote on executive compensation	43,779,764	28,904	7,091	1,110,210	2,814,538

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Dated: November 19, 2013

USA SYNTHETIC FUEL CORPORATION

By: /s/ Dr. Steven C. Vick
Name: Dr. Steven C. Vick
Title: President and CEO